UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 11, 2003


                                  VOXCORP, INC.
                               -----------------
             (Exact name of registrant as specified in its charter)



                                      UTAH
                                   ----------
                 (State or other jurisdiction of incorporation)



     000-30167                                               91-182-1949
----------------------                                       -----------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

9301 Wilshire Boulevard, Suite 201, Beverly Hills, California           90210
-------------------------------------------------------------           -----
     (Address of principal executive offices)                         (Zip Code)

         Registrant's telephone number, including area code: (310) 777-8876 formerly Millennium Multi Media.com Corporation
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total Number of Pages in This Document:  6
                                        ---

                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT....................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS................................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP..........................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.......................1

ITEM 5.   OTHER EVENTS........................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS...................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ..................................2

SIGNATURES....................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On or about March 11, 2003, the Company engaged Armando Ibarra, C.P.A. ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending December 31, 2002. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Grant Thornton, LLP. A letter from the New Accountant addressed to The Securities and Exchange Commission is attached to this Report as Exhibit 7(c)(16).

         Grant Thornton, LLP ("Former Accountant") terminated its engagement with the Company because it no longer represents public companies the size of the Company. The Former Accountant has, however, agreed to complete its audit of the Company's financial statements for the fiscal year ending December 31, 2001 when the New Accountant has completed its audit of the Company's financial statements for the fiscal year ending December 31, 2002. The Company had no disagreements with its Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Former Accountant terminated its engagement effective March 11, 2003. Through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his reports. The decision to select the New Accountant has been recommended and approved by the Company's Board of Directors. A letter from the Former Accountant addressed to The Securities and Exchange Commission is attached to this Report as Exhibit 7(c)(16).

ITEM 5.  OTHER EVENTS.

         Not Applicable.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not Applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)    Financial Statements of Business Acquired

                Not Applicable.

         (b)    Pro Forma Financial Information

                Not Applicable.

         (c)    Exhibits

                16.1 Letter from Grant Thornton, LLP dated March 11, 2003.

                16.2   Letter from Armando Ibarra, C.P.A., dated March 11, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  VOXCORP, INC.
                           -------------------------
                                  (Registrant)

Date:  March 28, 2002


                               /s/ Joseph Torkan
                           --------------------------
                            Joseph Torkan, President











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